SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), effective as of the latest date set forth on the signature page hereto, is entered into by and between Sylvain Desrosiers (the "Seller") and Michael Caldwell (the “Buyer”).

RECITALS

WHEREAS, the Seller and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(a)(1) promulgated under the Securities Act of 1933 Act, as amended (the "Act"); and

WHEREAS, the Seller is the record and beneficial owner of Five Million Shares (5,000,000) Series A Preferred Shares of Southern ITS International, Inc., a Nevada corporation (the “Company”); and

WHEREAS, the Company is a publicly traded company, on the OTC Markets, under the ticker symbol "SITS"; and

WHEREAS, the Buyer wishes to purchase from the Seller and the Seller desires to sell Five Million Shares (5,000,000) Series A Preferred Shares of the Company as evidenced hereto from a copy of the share certificate (front and back) attached hereto as Exhibit A.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.AGREEMENT TO PURCHASE; PURCHASE PRICE.

a.Purchase of Shares. The Buyer hereby agrees to purchase from the Seller and the Seller agrees to sell to the Buyer Five Million (5,000,000) Shares Series A Preferred Shares of the Company (the "Purchased Shares"), for a purchase price of Ten Thousand Dollars USD $10,000 (the "Purchase Price"), which shall be payable as follows.

b.Form of Payment. The designated Escrow Agent shall receive and deliver payments of the Purchase Price for the Purchase Shares as follows:

c.Upon the last signatory consenting and apposing his signature and returning this Agreement to all Parties, the Buyer shall deliver to the Escrow Agent the Purchase Price in full.

d.Upon receipt of the Purchase Price by the Escrow Agent, the Seller shall deliver to the Escrow Agent, the original of the Purchased Shares duly endorsed to Robert J. Huston, as Trustee, along with the Certificate of Designation (together "Closing Documents").

e.Upon receipt by the Escrow Agent of the duly endorsed original copy of the Purchased Shares as intended by this Agreement, the Escrow Agent is hereby authorized to remit to Sylvain Desrosiers the Purchase Price.

2.BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Seller as follows:

a.The Buyer is purchasing the Purchased Shares for his own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof; and

b.The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the Act, and (ii) experienced in making investments of the kind described in this Agreement and the related documents, and (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Seller or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents; and

c.The Buyer understands that the Purchased Shares are being offered and sold tohein reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Purchase Shares; and

d.The Buyer has reviewed all publicly available materials relating to the business, finances and operations of the Company.; and

e.The Buyer understands that its purchase of the Purchased Shares involves a high degree of risk; and the Buyer acknowledges that Buyer can withstand the loss of the entire value of the Purchased Shares; and

f.The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchased Shares; and

g.This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally; and

h.The Buyer has reviewed the Certificate of Designation of the Company, relating to the Purchased Shares, which is attached hereto as Exhibit B; and

i.The Buyer is not purchasing the Purchased Shares as a result of any advertisement, article, notice or other communication regarding the Purchased Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.SELLER REPRESENTATIONS.

The Seller represents and warrants to the Buyer that:

a.The Seller represents and warrants that he owns the Purchased Shares free of all liens, encumbrances, and pledges.

b.This Agreement and the transactions contemplated hereby have been duly and validly authorized by the Seller, this Agreement has been duly executed and delivered by the Seller and this Agreement, when executed and delivered by the Seller, will be, a valid and binding agreement of the Seller enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

4.CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the material breach of any term or provision of, or constitute an event of default under, any material debt instrument, which may include an indenture, mortgage, deed of trust or other contract, agreement or instrument to which Seller is a party or to which the Shares are subject. Seller has full power, authority and legal right and has taken all action required by law or otherwise to authorize the execution and delivery of this Agreement.

b.Seller is the beneficial owner of the Shares of the Company, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. As disclosed by the Seller and the Company to the Buyer, there are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Purchased Shares.

c.Seller understands, covenants and represents that he shall be responsible for and pay all taxes associated with the transactions contemplated by this Agreement. Seller is not a party to any tax allocation or sharing agreement. The Shares are not subject to any lien arising in connection with any failure or alleged failure to pay tax. There are no pending, threatened, or proposed audits, assessments or claims from any tax authority for deficiencies, penalties, or interest with respect to the Seller that would affect the Shares.

d.The Seller represents, warrants, and agrees that any finder's fee, or any other type of fee related to the sale contemplated by this Agreement, will be paid by the Seller.

5.CONFLICTS. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the material breach of any term or provision of, or constitute an event of default under, any material debt instrument, which may include an indenture, mortgage, deed of trust or other contract, agreement or instrument to which Buyer is a party.

6.GOVERNING LAW; DISPUTE RESOLUTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California. Any controversy or claim out of or relating to this Agreement, the relationship resulting in or from this Agreement or breach of any duties hereunder will be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). All hearings will be held in the City of Newport Beach, Orange County, California before an Arbitrator who is a licensed attorney or former judicial officer with at least fifteen (15) years experience in commercial and/or securities law. As a condition precedent to the filing of an arbitration claim, the parties agree to first mediate any claims between them at AAA. Any party refusing to mediate shall not prevent the other party or parties from pursuing their claims in arbitration. The parties shall share the cost of mediation equally. Nothing herein will be construed to prevent any party's use of injunction, and/or other prejudgment or provisional action or remedy. Any such action or remedy will not waive the moving party's right to compel arbitration of any dispute. The parties agree to also meet and negotiate in good faith in order to resolve any disputes which may arise between them.

7.HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given, (i) on the date delivered, (a) by personal delivery or by electronic mail, or (b) if advance copy is given by fax, (ii) seven (7) business days after deposit in the United States Postal Service by regular or certified mail, or (iii) three (3) business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the addresses provided on the signature page of this Agreement, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

9.SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.SIGNATURES. This Agreement may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Agreement. Telecopied or email (via PDF) signatures shall be deemed to have the same effect as an original.

11.FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

12.ENTIRE AGREEMENT. This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

13.AMENDMENTS; WAIVERS. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Seller and the Buyer or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

14.SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

15.RECITALS. The foregoing Recitals are true and correct in all respects and are hereby incorporated by reference herein.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the dates set forth below.

EXHIBIT A

№ 001

Preferred Stock, fix nominal value 0.001, Super voting right 1 to 500 votes.

Shares 5,000,000

Southern ITS International, Inc.

This Certifies that Sylvain Desrosiers is the registered holder of 5,000,000 Shares of the Capital Stock transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed…l

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal is to be hereunto affixed this 17 day of April, A.D. 2012.

Southern ITS

President Treasury

IRREVOCABLE STOCK OR BOND POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to

Robert J Huston as Trustee

348-36-8202
(Social Security or Taxpayer Identifying Number)

IF STOCK, COMPLETE THIS PORTION

5,000,000 shares of the Series A stock of Southern ITS International represented by Certificate(s) No(s) 001 inclusive, standing in the name of the undersigned on the books of said Company.

IF BONDS, COMPLETE THIS PORTION

N/A bonds of N/A in the principal amount of $ N/A, No(s) NA inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint NA attorney to transfer the said stock or bond(s), as the case may be, on the books of said Company, with full power of substitution in the premises.

Date 09/25/2020

IMPORTANT – READ CAREFULLY
This signature(s) to this Power must correspond with the name(s) as written upon the face of the certificate(s) or bond(s) in every particular without alteration or enlargement or any change whatever.

X [signature]

X ______________________
Person(s) Executing this Power Sign(s) Here)

SIGNATURE(S) GUARANTEED

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17AD-15. APPROVED PROGRAMS INCLUDE: **Securities Transfer Agents Medallion Program** **Stock Exchanges Medallion Program** **New York Stock Exchange, Inc. Medallion Signature Program**	SIGNATURE GUARANTEED MEDALLION GUARANTEED WELLS FARGO BANK, N.A. (3979) AUTHORIZED SIGNATURE X0209353 SECURITIES TRANSFER AGENTS MEDALLION PROGRAM™ (Imprint Medallion in the Space Above)

N stock cert
original verified & seen

EXHIBIT B